MANAGERS TRUST II
		   MANAGERS HIGH YIELD FUND
			 (the "Fund")

		Supplement dated July 26, 2004
	    to the Prospectus dated April 1, 2004
		 (as supplemented June 1, 2004)

The following information supersedes any information to the contrary relating to the Fund contained in the Fund's Prospectus dated April 1, 2004 (as supplemented June 1, 2004):

Management of the Funds - Investment Managers and Subadvisors:
--------------------------------------------------------------
Effective July 26, 2004, J.P. Morgan Investment Management Inc. ("J.P. Morgan"), located at 522 Fifth Avenue, New York, New York, replaced Loomis, Sayles & Company, L.P. ("Loomis") as Subadvisor to Managers High Yield Fund.

J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of March 31, 2004, J.P. Morgan and its affiliates had approximately $584 billion in assets under management.

Portfolio Managers of the Funds:
--------------------------------
Thomas G. Hauser, CFA, is a Vice President of, and a portfolio manager for, J.P. Morgan since 2004. Prior to joining J.P. Morgan, he was a Vice President of, and a portfolio manager for, 40|86 Advisors, Inc. (formerly Conseco Capital Management) from 2001 to 2004. Prior to joining 40|86 Advisors, Inc., he was a Vice President of and a portfolio manager for Van Kampen Investments from 1993 to 2001. He is responsible for co-managing Managers High Yield Fund.

Robert L. Cook, CFA, is a Managing Director of, and a portfolio manager for, J.P. Morgan since 2004. Prior to joining J.P. Morgan, he was co-head of the fixed income process at 40|86 Advisors, Inc. from 1994 to 2004. He is responsible for co-managing Managers High Yield Fund.

All references to Loomis under the heading "Managers High Yield Fund-Principal Investment Strategies" and "Managers High Yield Fund-
Portfolio Management of the Fund" shall now refer to J.P. Morgan.

July 26, 2004




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